TBS INTERNATIONAL PLC & SUBSIDIARIES                                              EXHIBIT 10.16

Date    15 April 2011

GRAINGER MARITIME CORP.
as Borrower

- and -

TBS INTERNATIONAL LIMITED
as Guarantor 1

- and -

TBS WORLDWIDE SERVICES INC.
as Guarantor 2

- and -

TBS HOLDINGS LIMITED
as Guarantor 3

- and -

TBS INTERNATIONAL PUBLIC LIMITED COMPANY
as Guarantor 4

- and -

JOH. BERENBERG, GOSSLER & CO. KG
as Lender

SUPPLEMENTAL AGREEMENT NO. 3

relating to a facility of (originally) US$13,000,000 with US$5,687,500 outstanding for m.v. “OTTAWA PRINCESS”

INDEX

Clause Page

1	INTERPRETATION	1
2	AGREEMENT OF THE LENDER	2
3	CONDITIONS PRECEDENT	2
4	REPRESENTATIONS AND WARRANTIES	2
5	AMENDMENT OF LOAN AGREEMENT AND EXISTING FINANCE DOCUMENTS	2
6	FEES AND EXPENSES	3
7	COMMUNICATIONS	3
8	SUPPLEMENTAL	3
9	LAW AND JURISDICTION	3
SCHEDULE 1 AMENDMENTS TO THE LOAN AGREEMENT		4
EXECUTION PAGE		1

THIS AGREEMENT is made on 15 April 2011

BETWEEN

(1)
GRAINGER MARITIME CORP., a corporation organised and existing under the laws of the Marshall Islands and having its registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 (the “Borrower”);

(2)	TBS INTERNATIONAL LIMITED, a company incorporated in Bermuda whose registered office is at Suite 306, Commerce Building, One Chancery Lane, Hamilton HM12, Bermuda (the “Guarantor 1”);

(3)
TBS WORLDWIDE SERVICES INC., a company incorporated in the Marshall Islands, whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, MH 96960, Marshall Islands (the “Guarantor 2”);

(4)	TBS HOLDINGS LIMITED, a company incorporated in Bermuda, whose registered office is at Suite 306, Commerce Building, One Chancery Lane, Hamilton HM 12, Bermuda (the “Guarantor 3”);

(5)
TBS INTERNATIONAL PUBLIC LIMITED COMPANY, a company incorporated in Ireland whose registered office is at Arthur Cox Building, Earlsfort Terrace, Dublin 2, Ireland (the “Guarantor 4” and, together with the Guarantors 1 – 3, the “Guarantors”); and

(6)	JOH. BERENBERG, GOSSLER & CO. KG, acting through its office at Neuer Jungfernstieg 20, 20354 Hamburg, Germany (the ”Lender”).

BACKGROUND

(A)
By a loan agreement dated 19 June 2008 as supplemented by a supplemental agreement no. 1 dated 28 January 2010 and by a supplemental agreement no. 2 dated 27 January 2011 (and as amended and/or supplemented from time to time) and made between (i) the Borrower and (ii) the Lender, the Lender has made available to the Borrower a facility of (originally) US$13,000,000 with US$5,687,500 outstanding.

(B)
This Agreement sets out the terms and conditions on which the Lender agrees, with effect on and from the Effective Date, to the request of the Security Parties to amend the Loan Agreement as described herein.

IT IS AGREED as follows:

1	INTERPRETATION

1.1	Defined expressions. Words and expressions defined in the Loan Agreement and the other Finance Documents shall have the same meanings when used in this Agreement unless the context otherwise requires.

1.2	Definitions. In this Agreement, unless the contrary intention appears:

“Effective Date”  means date on which the conditions precedent in Clause 3.2 are satisfied;

“Loan Agreement” means the loan agreement dated 19 June 2008 (as amended from time to time)  referred to in Recital (A);

1.3	Application of construction and interpretation provisions of Loan Agreement. Clauses 1.2 of the Loan Agreement applies, with any necessary modifications, to this Agreement.

2	AGREEMENT OF THE LENDER

2.1	Agreement of the Lender. The Lender agrees, subject to and upon the terms and conditions of this Agreement, to the amendments to the Loan Agreement and the Finance Documents pursuant to Schedule 1.

2.2	Agreement of the Borrower and the Guarantors. The Borrower and the Guarantors hereby agree to the amendments to the Loan Agreement pursuant to Schedule 1.

2.3	Effective Date. The agreement of the Lender contained in Clause 2.1 shall have effect on and from the Effective Date.

3	CONDITIONS PRECEDENT

3.1	General. The agreement of the Lender contained in Clause 2.1 is subject to the fulfilment of the conditions precedent in Clauses 3.2.

3.2
Conditions precedent.  The conditions referred to in Clause 3.1 are that the Lender shall have received the following documents and evidence in all respects in form and substance satisfactory to the Lender and its lawyers:

(a)	a duly executed original of this Agreement duly executed by the parties to it; and

(b)
evidence that each of the other TBS Credit Facilities (other than the Commerzbank AG Credit Facility) has been restructured upon the Effective Date with the approval of all of the creditors under such TBS Credit Facilities.

4	REPRESENTATIONS AND WARRANTIES

4.1
Repetition of Loan Agreement representations and warranties.  The Borrower represents and warrants to the Lender that the representations and warranties in clause 10 of the Loan Agreement, as amended and supplemented by this Agreement and updated with appropriate modifications to refer to this Agreement, remain true and not misleading if repeated on the date of this Agreement and the Effective Date with reference to the circumstances now and then existing.

4.2
Repetition of Finance Document representations and warranties.  The Borrower and each of the Security Parties represents and warrants to the Lender that the representations and warranties in the Finance Documents (other than the Loan Agreement) to which it is a party, as amended and supplemented by this Agreement and updated with appropriate modifications to refer to this Agreement, remain true and not misleading if repeated on the date of this Agreement and the Effective Date with reference to the circumstances now and then existing.

5	AMENDMENT OF LOAN AGREEMENT AND EXISTING FINANCE DOCUMENTS

5.1	Amendments to Loan Agreement

(a)
With effect on and from the Effective Date the Loan Agreement shall be, and shall be deemed by this Agreement to be, amended as per the amendments set out in Schedule 1.  In addition the Loan Agreement shall be amended so that this Agreement becomes an integral part of the Loan Agreement, so that (i) all references therein to this “Agreement” shall include this Agreement, and (ii) the definitions set out in Clause 1.2 of this Agreement are included in Clause 1.1 of the Loan Agreement.

(b)	As so amended pursuant to (a) above, the Loan Agreement shall continue to be binding on each of the parties to it in accordance with its terms.

5.2
Amendments to the other Finance Documents.  With effect on and from the Effective Date each of the Finance Documents other than the Loan Agreement shall be, and shall be deemed by this Agreement to be, amended as follows:

(a)
the definition of, and references throughout each of the Finance Documents to, the Loan Agreement and any of the Finance Documents shall be construed as if the same referred to the Loan Agreement and those Finance Documents as amended and supplemented by this Agreement; and

(b)
by construing references throughout each of the Finance Documents to “this Agreement”, “this Deed”, “hereunder” and other like expressions as if the same referred to such Finance Documents as amended and supplemented by this Agreement.

(c)	Finance Documents to remain in full force and effect. The Finance Documents shall remain in full force and effect.

6	FEES AND EXPENSES

6.1
Expenses.  The provisions of clause 14 (expenses) of the Loan Agreement, as amended and supplemented by this Agreement, shall apply to this Agreement as if they were expressly incorporated in this Agreement with any necessary modifications.

7	COMMUNICATIONS

7.1
General.  The provisions of clause 19 (notices) of the Loan Agreement, as amended and supplemented by this Agreement, shall apply to this Agreement as if they were expressly incorporated in this Agreement with any necessary modifications.

8	SUPPLEMENTAL

8.1	Counterparts. This Agreement may be executed in any number of counterparts.

8.2	Finance Document. This Agreement is a Finance Document.

9	LAW AND JURISDICTION

9.1	Governing law. This Agreement and any non-contractual obligations arising from or in connection with it shall be governed by and construed in accordance with German law.

9.2
Incorporation of the Loan Agreement provisions.  The provisions of clause 21 (law and jurisdiction) of the Loan Agreement, as amended and supplemented by this Agreement, shall apply to this Agreement as if they were expressly incorporated in this Agreement with reference to the Borrower to include the Guarantors and with any other necessary modifications.

THIS AGREEMENT has been duly executed on the date stated at the beginning of this Agreement.

SCHEDULE 1

AMENDMENTS TO THE LOAN AGREEMENT

1	A new clause 10.7 shall be added to the Loan Agreement as follows:

“10.7                      Supplemental Agreement No. 2 Provisions. Notwithstanding the other provisions of the Loan Agreement:

(a)
Additional capital contributions, separate from the Capital Infusions already received by or pledged to the Guarantor 4 (such contributions, the “Incremental Capital Contributions”), may be received by the Guarantor 4 after the Effective Date and prior to January 1, 2012 in respect of the issuance of preferred equity, common equity or Permitted Subordinated Debt (as defined below).  “Permitted Subordinated Debt” means subordinated debt (including subordinated debt convertible into equity) that has a maturity no earlier than 6 months after the maturity of the TBS Credit Facilities (other than that certain TBS Credit Facility with Credit Suisse AG, as sole lender), has no required principal payments prior to maturity, provides for any cash interest at a rate acceptable to the Lender, contains no maintenance financial covenants and contains other covenants and events of default that are less restrictive than the TBS Credit Facilities, and no cross default to other debt of the Borrower, the Guarantor 4 and/or any of its subsidiaries, all on terms acceptable to the Lender;

(b)
Incremental Capital Contributions received on or after the Effective Date and prior to 1 January 2012 shall be deposited directly in the Special Account.  The existing limits on amounts deposited and able to be re-deposited in the Special Account shall be increased to include any such Incremental Capital Contributions received in 2011 as described above;

(c)
all amounts in the Special Account including amounts already deposited as of the Effective Date and any Incremental Capital Contributions that may be deposited during 2011, shall not be included in the calculation of Excess Cash for the purposes of the prepayments to be made hereunder ; and

(d)
Capital Infusions and Permitted Additional Junior Capital may be paid to the Guarantor 4 in respect of the issuance by the Guarantor 4 of preferred equity, common equity or Permitted Subordinated Debt.

EXECUTION PAGE

BORROWER
EXECUTED and DELIVERED	)
by GRAINGER MARITIME CORP.	)
acting by Christophil B. Costas	) /s/ Christophil B. Costas
its duly authorised	)
attorney-in-fact in the presence of: /s/ Loraine Brown	)

GUARANTORS
EXECUTED and DELIVERED	)
by TBS INTERNATIONAL LIMITED	)
acting by Christophil B. Costas	) /s/ Christophil B. Costas
its duly authorised	)
attorney-in-fact in the presence of: /s/ Loraine Brown	)

EXECUTED and DELIVERED as a DEED	)
by TBS WORLDWIDE SERVICES INC.	)
acting by Christophil B. Costas	) /s/ Christophil B. Costas
its duly authorised	)
attorney-in-fact in the presence of: /s/ Loraine Brown	)

EXECUTED and DELIVERED	)
by TBS HOLDING LIMITED	)
acting by Christophil B. Costas	) /s/ Christophil B. Costas
its duly authorised	)
attorney-in-fact in the presence of: /s/ Loraine Brown	)

EXECUTED and DELIVERED	)
by TBS INTERNATIONAL PUBLIC LIMITED	)
COMPANY	)
acting by Christophil B. Costas	) /s/ Christophil B. Costas
its duly authorised	)
attorney-in-fact in the presence of: /s/ Loraine Brown	)

LENDER
EXECUTED and DELIVERED	)
by JOH. BEERENBERG, GOSSLER & CO. KG	)
acting by Scholtheis Ch. Speer	) /s/ Scholtheis Ch. Speer
its duly authorised	)
attorney-in-fact in the presence of:	)